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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 4, 1996
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                           Harris Corporation
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          (Exact name of registrant as specified in charter)



         Delaware                       1-3863              34-0276860
--------------------------         -----------------       --------------
(State or other juris-             (Commission             (IRS Employer
diction of incorporation)          File Number)            Identification
                                                           Number)


1025 W. NASA Boulevard, Melbourne, Florida                      32919
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number including area code:      (407) 727-9100


                                      None
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        (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS.

         On January 4, 1996, the Registrant filed with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, a preliminary Prospectus Supplement, dated January 4, 1996, relating to the proposed offer and sale of $100,000,000 aggregate principal amount of the Registrant's __% Debentures due January __, 2026. The preliminary Prospectus Supplement forms part of the Registrant's Registration Statement on Form S-3 (Commission File No. 33-35315) (the "Registration Statement") that was declared effective by the Commission on October 3, 1990, which Registration Statement originally registered $200,000,000 aggregate principal amount of the Registrant's debt securities. This Current Report on Form 8-K is being filed for the purpose of amending the Registration Statement to include the exhibits set forth in Item 7.


ITEM 7.  EXHIBITS.

Exhibit No.                                                         Description
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
   1                      Form of Underwriting Agreement between the Registrant and Morgan Stanley & Co. Incorporated and
                          Salomon Brothers Inc

   4                      Form of __% Debenture due January __, 2026



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HARRIS CORPORATION



Date: January 9, 1996                  By:  /s/ David S. Wasserman
                                       -------------------------------
                                            David S. Wasserman
                                            Vice President - Treasurer






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                                 EXHIBIT INDEX


Exhibit No.                                                         Description
-----------                                                         -----------
   1                    Form of Underwriting Agreement between the Registrant and Morgan Stanley & Co. Incorporated and
                        Salomon Brothers Inc

   4                    Form of __% Debenture due January __, 2026



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